UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 16, 2008
KEYNOTE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
000-27241	94-3226488
(Commission File Number)	(IRS Employer Identification No.)
777 Mariners Island Boulevard, San Mateo, CA	94404
(Address of principal executive offices)	(Zip Code)
(650)-403-2400
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 of the Registrant’s Current Report on Form 8-K originally filed on April 21, 2008 is amended to read as follows:

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The financial statements of Zandan required by this item shall be filed for the periods specified in Rule 3-05(b) of Regulation S-X by amendment to this Form 8-K within 71 calendar days of the date of this report.

(b)	Pro Forma Financial Information.

The pro forma financial information required pursuant to Article 11 of Regulation S-X shall be filed by amendment to this Form 8-K within 71 calendar days of the date of this report.

(d)	Exhibits.

	Exhibit No.	Exhibit Title

	2.1	Share Purchase Agreement dated as of April 16, 2008 among Keynote Systems, Inc. and the shareholders listed therein.

	99.1	Press Release, dated April 21, 2008, issued by Keynote Systems, Inc. (previously filed as exhibit 99.1 to Form 8-K filed on April 21, 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYNOTE SYSTEMS, INC.

April 22, 2008	By:	/s/ Andrew Hamer
Andrew Hamer
Vice President and Chief Financial Officer

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Exhibit Title

	99.1	Press Release, dated April 21, 2008, issued by Keynote Systems, Inc.

	2.1	Share Purchase Agreement dated as of April 16, 2008 among Keynote Systems, Inc. and the shareholders listed therein.